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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report: August 14, 2002
(Date of earliest event reported)

Commission file number: 1-7293

TENET HEALTHCARE CORPORATION
(Exact name of Registrant as specified in its charter)

Nevada	95-2557091
(State or Incorporation)	(I.R.S. Employer Identification No.)

3820 State Street
Santa Barbara, California 93105
(Address of principal executive offices, including zip code)

(805) 563-7000
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

ITEM 9. Regulation FD Disclosure.

        On August 14, 2002, each of Jeffrey C. Barbakow, Chairman and Chief Executive Officer of Tenet Healthcare Corporation ("Tenet"), and David L. Dennis, Vice Chairman, Chief Corporate Officer and Chief Financial Officer in the Office of the President of Tenet, furnished the Securities and Exchange Commission (the "Commission") written statements, under oath, in response to the June 27, 2002 order of the Commission pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934 (SEC File No. 4-460). Copies of the written statements are attached as exhibits 99.1 and 99.2 to this Current Report on Form 8-K.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TENET HEALTHCARE CORPORATION

By:	/s/ RICHARD B. SILVER Richard B. Silver Senior Vice President and Secretary

Date: August 14, 2002

EXHIBIT INDEX

Exhibit Number	Description
99.1	Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings
99.2	Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

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FORM 8-K
ITEM 9. Regulation FD Disclosure.
SIGNATURE
EXHIBIT INDEX